UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2016

Commission file number 001-11625

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-161-703-1885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into A Material Definitive Agreement.

On September 15, 2016, Pentair plc (“Pentair”), Pentair Investments Switzerland GmbH (“PISG”) and Pentair Finance S.A. (“PFSA”) entered into a Third Amendment (the “Third Amendment”) among Pentair, PISG, PFSA and the lenders and agent party thereto. The Third Amendment amends the existing Amended and Restated Credit Agreement, dated as of October 3, 2014 (as previously amended, the “Credit Agreement”), among Pentair, PISG, PFSA, Pentair, Inc. and the lenders and agent party thereto.

The Third Amendment amends the Credit Agreement to, among other things, modify the maximum permitted ratio of Pentair’s consolidated debt plus synthetic lease obligations to its EBITDA (as defined in the Credit Agreement, as amended by the Third Amendment) for the four consecutive fiscal quarters then ended (the “Leverage Ratio”). As modified by the Third Amendment, the Leverage Ratio may not exceed: (a) 4.50 to 1.00 as of the last day of the period of four consecutive fiscal quarters of Pentair ending on September 30, 2016; (b) 4.50 to 1.00 as of the last day of the period of four consecutive fiscal quarters of Pentair ending on December 31, 2016; (c) 4.25 to 1.00 as of the last day of the period of four consecutive fiscal quarters of Pentair ending on March 31, 2017; (d) 4.00 to 1.00 as of the last day of the period of four consecutive fiscal quarters of Pentair ending on June 30, 2017; and (e) 3.50 to 1.00 as of the last day of any period of four consecutive fiscal quarters of Pentair ending thereafter.

The foregoing is only a summary of the Third Amendment and is qualified in its entirety by reference to the Third Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

a)	Not applicable.

b)	Not applicable.

c)	Not applicable.

d)	Exhibits. The following exhibit is being filed herewith:

Exhibit	Description

4.1	Third Amendment, dated as of September 15, 2016, among Pentair, PISG, PFSA and the lenders and agent party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 16, 2016.

PENTAIR PLC
Registrant

By:	/s/ Angela D. Jilek
Angela D. Jilek
Senior Vice President, General Counsel and Secretary

PENTAIR PLC

Exhibit Index to Current Report on Form 8-K

Dated September 15, 2016

Exhibit Number	Description

4.1	Third Amendment, dated as of September 15, 2016, among Pentair, PISG, PFSA and the lenders and agent party thereto.